UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  _____________

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reportedly): August 25, 2008


                              OCEAN BIO-CHEM, INC.
               (Exact name of registrant as specified in charter)

Florida                                  0-11102                 59-1564329
(State or Other                     (Commission File         (I.R.S. Employer
Jurisdiction of Incorporation)           Number)             Identification No.)

               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314
                (Address of principal executive office Zip Code)

                                 (954) 587-6280
               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     a) On August 20, 2008, the audit committee of the board of directors of Ocean Bio Chem. Inc., approved a change in the Company's independent registered public accounting firm. The audit committee approved the engagement of Kramer Weisman and Associates LLP, to serve as the Company's independent registered public accounting firm on August 21, 2008 and dismissed Berenfeld, Spritzer, Shechter & Sheer as of the same date.

     The audit reports of Berenfeld, Spritzer, Shechter & Sheer on the Company's consolidated financial statements as of and for the years ended December 31, 2006 and 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2006 and 2007 and through August 20, 2008, there were (i) no disagreements with Berenfeld, Spritzer, Shechter & Sheer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that if not resolved to the satisfaction of Berenfeld, Spritzer, Shechter & Sheer, would have caused it to make reference to the subject matter of such disagreements in its reports on the Company's financial statements for such periods and (ii) no reportable events (as defined in Item 304(a)( I )(v) of Regulation S-K).

     The Company has provided Berenfeld, Spritzer, Shechter & Sheer with a copy of this report and requested that Berenfeld, Spritzer, Shechter & Sheer furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the company herein and, if not, stating the respects in which it does not agree. The letter from Berenfeld, Spritzer, Shechter & Sheer to the Securities and Exchange Commission dated as of August 21, 2008 is attached as Exhibit 16.1 to this report.

     b) The audit committee approved the engagement of Kramer Weisman and Associates LLP as Ocean Bio Chem. Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2008, and to perform procedures related to the financial statements to be included in of Ocean Bio Chem. Inc.'s quarterly report on Form l0-Q, beginning with, and including, the quarter ending September 30, 2008. During the two most recent fiscal years and through August 20, 2008, Ocean Bio Chem. Inc. did not consult with Kramer Weisman and Associates LLP regarding either (i) the application of accounting principles to any specific completed or proposed transaction, or the type of audit opinion that might be rendered on the company's financial statements, nor did Kramer Weisman and Associates LLP provide written or oral advice to the company that Kramer Weisman and Associates LLP concluded was an important factor considered by the company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)( I )(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Kramer Weisman and Associates LLP has informed the company that it completed its prospective client acceptance process on August 21, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:
     16.1 Letter from Berenfeld, Spritzer, Shechter & Sheer LLP to the Securities and Exchange Commission dated August 21, 2008.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2008                  Ocean Bio-Chem, Inc.



                                       By:   /s/ Peter G. Dornau
                                       Name:     Peter G. Dornau
                                       Title:    Chairman of Board of Directors
                                                 and Chief Executive Officer































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
                                    EXHIBIT

  Letter dated August 21, 2008 from Berenfeld, Spritzer, Shechter & Sheer LLP to the United States Securities and Exchange Commission


Berenfeld, Spritzer, Shechter & Sheer LLP
Certified Public Accountants and Consultants
401 East Las Olas Boulevard, suite 1090
Ft. Lauderdale,  Fl 33301


August 21, 2008

Securities and Exchange Commission
450 Fifth Street
Washington, D.C. 20549


Commissioners:

     We have read the comments made by Ocean Bio-Chem, Inc. (copy attached) which we understand will be filed with the Commission pursuant to Item 4.01 of Form 8-K, as part of the Company's Form 8-K report dated August 22, 2008. We agree with the statements concerning our Firm in such Form 8-K.

Yours truly,



/s/ Berenfeld, Spritzer, Shechter & Sheer LLP
    Berenfeld, Spritzer, Shechter & Sheer LLP